SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 15, 1997
                                           --------------------------------


                        CIT Home Equity Loan Trust 1997-1
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    New York
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  000-22959                     13-3960888
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                          ------------------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            On December 15, 1997, The Bank of New York (a New York Banking Corporation), as Trustee, made the monthly distribution to the holders of CIT Home Equity Loan Trust 1997-1, Class A-1 5.93% Home Equity Loan Asset Backed Certificates, Class A-2 6.17% Home Equity Loan Asset Backed Certificates, Class A-3 6.25% Home Equity Loan Asset Backed Certificates, Class A-4 6.37% Home Equity Loan Asset Backed Certificates, Class A-5 6.55% Home Equity Loan Asset Backed Certificates, Class A-6 6.67% Home Equity Loan Asset Backed Certificates, Class A-7 6.95% Home Equity Loan Asset Backed Certificates, Class A-8 6.65% Home Equity Loan Asset Backed Certificates, Class A-9 Home Equity Loan Asset Backed Certificates, Class M-1 6.85% Home Equity Loan Asset Backed Certificates, Class M-2 7.10% Home Equity Loan Asset Backed Certificates, Class B-1 7.45% Home Equity Loan Asset Backed Certificates, and Class B-2 8.78% Home Equity Loan Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      ----------        -----------                         ----

      28                Monthly Report delivered by          3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on December 15, 1997

SIGNATURES
----------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE CIT GROUP/CONSUMER
                                   FINANCE, INC., as master servicer



                                    By: /s/ Frank Garcia
                                        --------------------------
                                        Name:  Frank Garcia
                                        Title: Vice President
Dated:  December 19, 1997

                      THE CIT GROUP/CONSUMER FINANCE, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a Vice President of The CIT Group/Consumer Finance, Inc., a corporation organized under the laws of Delaware ("CITCF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITCF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of July 1, 1997 (the "Agreement"), among CITCF, The CIT Group Securitization Corporation III and The Bank Of New York, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.  The Monthly Report for the period from November 1, 1997 to November 30, 1997
                                           -------------------------------------
    attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.



IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 10th day of
                                                                     -----------
December 1997.
-------------

                                   THE CIT GROUP/CONSUMER FINANCE, INC.


                                   BY /s/ Frank Garcia
                                      ----------------------------
                                      Frank Garcia
                                      Vice President

                        CIT Home Equity Loan Trust 1997-1
            Home Equity Loan Asset Backed Certificates, Series 1997-1
                          Master Servicer's Certificate

                                                    Due Period 11/30/97
                                            Determination Date 12/10/97
                                             Distribution Date 12/15/97


I    Available in Certificate Account

     Principal collected on
      Mortgage Loans                         8,040,129.12
     Interest collected on
      Mortgage  Loans                        4,009,082.88
     All Liquidation Proceeds
      with  respect to Principal                     0.00
     All Liquidation Proceeds  with
      respect to Interest                            0.00
     Recoveries on previously
      Liquidated Mortgages                           0.00
     Principal portion of Purchase Price
      on Repurchased Mortgage Loans                  0.00
     Interest portion of Purchase Price
      on Repurchased  Mortgaage Loans                0.00
     Master Servicer Monthly Advances
      (net of Compensating Interest)           642,025.76
     Reimbursement of prior months Servicer
      Advances                                (254,429.96)
     Compensating Interest                       1,303.42
     Investment Earnings on
      Certificate Account                            0.00

                      Total available in the Certificate Account  12,438,111.22


II   Distributions                          Per $ 1,000              Amount
                                           -------------          -------------

1.   Aggregate Class A-1 Distribution      86.49985089             7,784,986.58

2.   Aggregate Class A-2 Distribution       5.14166667               185,100.00

3.   Aggregate Class A-3 Distribution       5.20833333               317,708.33

4.   Aggregate Class A-4 Distribution       5.30833333               212,333.33

5.   Aggregate Class A-5 Distribution       5.45833333                81,875.00

6.   Aggregate Class A-6 Distribution       5.55833333                83,375.00

7.   Aggregate Class A-7 Distribution       5.79166667               191,125.00

8.   Aggregate Class A-8 Distribution       5.54166667               166,250.00

9.   Aggregate Class A-9 Distribution      29.76291206             2,678,662.09

10.  Aggregate Class M-1 Distribution       5.70833333               171,250.00

11.  Aggregate Class M-2 Distribution       5.91666667               192,291.67

12.  Aggregate Class B-1 Distribution       6.20833333               139,687.50

13.  Aggregate Class B-2 Distribution       7.31666667                36,583.33

14.  Aggregate Master Servicer Distribution                          196,883.39

15.  Aggregate Class R Distribution                                        0.00

                            Total Distributions =                 12,438,111.22

III   Certificate Class Balances            Factor %                Amount
                                       ------------------    ------------------

      Opening Class A Certificate
       Balances as reported in prior
       Monthly  Master Servicer Report:
              (a)  Class A-1               66.56849059%           59,911,641.53
              (b)  Class A-2              100.00000000%           36,000,000.00
              (c)  Class A-3              100.00000000%           61,000,000.00
              (d)  Class A-4              100.00000000%           40,000,000.00
              (e)  Class A-5              100.00000000%           15,000,000.00
              (f)  Class A-6              100.00000000%           15,000,000.00
              (g)  Class A-7              100.00000000%           33,000,000.00
              (h)  Class A-8              100.00000000%           30,000,000.00
              (j)  Class A-9               93.81721102%           84,435,489.92
                                                             ------------------
                                                                 374,347,131.45

      Opening Class M Certificate
       Balances as reported in prior
       Monthly  Master Servicer Report:
              (a)  Class M-1              100.00000000%           30,000,000.00
              (b)  Class M-2              100.00000000%           32,500,000.00
                                                             ------------------
                                                                  62,500,000.00

      Opening Class B Certificate
       Balances as reported in prior
       Monthly Master Servicer Report
              (a)  Class B-1              100.00000000%           22,500,000.00
              (b)  Class B-2              100.00000000%            5,000,000.00
                                                             ------------------
                                                                  27,500,000.00


IV    Principal Distribution Formula

1(a). Fixed Rate Principal Remittance
       Amount                                   No.                 Amount
                                              -----        --------------------
              (a)  Stated principal collected                        822,445.34
              (b)  Principal Prepayments       300                 5,239,686.08
              (c)  Liquidation Proceeds                                    0.00
              (d)  Repurchased Mortgage Loans    0                         0.00

1(b). Add:  Fixed Rate Group Extra Principal
   Distribution Amount                                             1,426,791.80

1(c). Less: Fixed Rate Group
   Overcollateralization Release Amount                                    0.00
                                                             ------------------
        Total Fixed Rate Group principal
         distribution                                              7,488,923.22


2(a). Variable Rate Principal Remittance Amount
              (a)  Stated principal collected                        150,418.51
              (b)  Principal Prepayment         42                 1,827,579.19
              (c)  Liquidation Proceeds                                    0.00
              (d)  Repurchased Contracts         0                         0.00

2(b). Add:  Adjustable Rate Group Extra
  Principal Distribution Amount                                      314,676.93

2(c). Less:  Adjustable Rate Group
  Overcollateralization Release Amount                                     0.00
                                                             ------------------

              Total Variable Rate Group principal
               distribution                                        2,292,674.63


3(a). Class A Principal Distribution Amount
                                             Per $ 1,000
                                         ------------------
     1.  Class A-1                           83.21025798           7,488,923.22
     2.  Class A-2                            0.00000000                   0.00
     3.  Class A-3                            0.00000000                   0.00
     4.  Class A-4                            0.00000000                   0.00
     5.  Class A-5                            0.00000000                   0.00
     6.  Class A-6                            0.00000000                   0.00
     7.  Class A-7                            0.00000000                   0.00
     9.  Class A-8
           (a) Class A-8 Lockout
             Percentage                                    0.00%
           (b)  Class A-8 Lockout
             Distribution Amount              0.00000000                   0.00
    10.  Class A-9                           25.47416250           2,292,674.63



3(b). Class M Principal Distribution Amount
             1.  Class M-1                    0.00000000                   0.00
             2.  Class M-2                    0.00000000                   0.00

3(c). Class B Principal Distribution Amount
             1.  Class B-1                    0.00000000                   0.00
             2.  Class B-2                    0.00000000                   0.00

                                              Factor %             Amount
                                        ------------------   ------------------
      Ending Class A Certificate  Balances
       after distributions of principal in
       this Monthly Master Servicer Report:
            (a)  Class A-1                 58.24746479%           52,422,718.31
            (b)  Class A-2                100.00000000%           36,000,000.00
            (c)  Class A-3                100.00000000%           61,000,000.00
            (d)  Class A-4                100.00000000%           40,000,000.00
            (e)  Class A-5                100.00000000%           15,000,000.00
            (f)  Class A-6                100.00000000%           15,000,000.00
            (g)  Class A-7                100.00000000%           33,000,000.00
            (h)  Class A-8                100.00000000%           30,000,000.00
            (i)  Class A-9                 91.26979477%           82,142,815.29
                                                             ------------------
                                                                 364,565,533.61


      Ending Class M Certificate Balances
       after distributions of principal in
       this Monthly Master Servicer Report:
            (a)  Class M-1                100.00000000%           30,000,000.00
            (b)  Class M-2                100.00000000%           32,500,000.00
                                                             ------------------
                                                                  62,500,000.00

      Ending Class B Certificate  Balances
       after distributions of principal in
       this Monthly Master Servicer Report:
            (a)  Class B-1                100.00000000%           22,500,000.00
            (b)  Class B-2                100.00000000%            5,000,000.00
                                                             ------------------
                                                                  27,500,000.00

V     Interest Distribution Formula

      Fixed Rate Group

    (a)  Fixed Rate Group Available Funds
      Cap Rate                                  9.9230%

    (b)  Fixed Rate Group applicable
      Pass-Through Rate
                        1.     Class A-1        5.9300%
                        2.     Class A-2        6.1700%
                        3.     Class A-3        6.2500%
                        4.     Class A-4        6.3700%
                        5.     Class A-5        6.5500%
                        6.     Class A-6        6.6700%
                        7.     Class A-7        6.9500%
                        8.     Class A-8        6.6500%
                        9.     Class M-1        6.8500%
                       10.     Class M-2        7.1000%
                       11.     Class B-1        7.4500%
                       12.     Class B-2        8.7800%


      Variable Rate Group

        (a)  Adjustable Rate Group Available
         Funds Cap Rate                        29.7268%

        (b)  LIBOR Rate                         5.6875%

        (c)  Maximum Variable Rate             20.0000%

        (d)  Variable Rate Group (Class A-9)
         applicable Pass Though Rate            5.8775%



      INTEREST REMITTANCE AMOUNT
        1. Interest collected on Mortgage
            Loans                            4,009,082.88
        2. Interest advanced on Mortgage
            Loans                              387,595.80
        3. Compensating Interest on Mortgage
            Loans                                1,303.42
        4. Substitution Adjustment interest          0.00
        5. Purchase Price interest on
            repurchased accounts                     0.00
        6. Liquidation Proceeds interest portion     0.00

                     TOTAL INTEREST REMITTANCE AMOUNT              4,397,982.10

      Current Interest Requirement

      Fixed Rate Group

       1.     Class A-1 @ applicable Pass-Through Rate               296,063.36
       2.     Class A-2 @ applicable Pass-Through Rate               185,100.00
       3.     Class A-3 @ applicable Pass-Through Rate               317,708.33
       4.     Class A-4 @ applicable Pass-Through Rate               212,333.33
       5.     Class A-5 @ applicable Pass-Through Rate                81,875.00
       6.     Class A-6 @ applicable Pass-Through Rate                83,375.00
       7.     Class A-7 @ applicable Pass-Through Rate               191,125.00
       8.     Class A-8 @ applicable Pass-Through Rate               166,250.00
       9.     Class M-1 @ applicable Pass-Through Rate               171,250.00
      10.     Class M-2 @ applicable Pass-Through Rate               192,291.67
      11.     Class B-1 @ applicable Pass-Through Rate               139,687.50
      12.     Class B-2 @ applicable Pass-Through Rate                36,583.33


      Fixed Rate Group Interest Carry Forward Amount

             1.     Class A-1                        0.00
             2.     Class A-2                        0.00
             3.     Class A-3                        0.00
             4.     Class A-4                        0.00
             5.     Class A-5                        0.00
             6.     Class A-6                        0.00
             7.     Class A-7                        0.00
             8.     Class A-8                        0.00
             9.     Class M-1                        0.00
            10.     Class M-2                        0.00
            11.     Class B-1                        0.00
            12.     Class B-2                        0.00


      Fixed Rate Group Interest Distribution Amount

                                             Per $ 1,000
                                           ------------------
              1.     Class A-1                3.28959291             296,063.36
              2.     Class A-2                5.14166667             185,100.00
              3.     Class A-3                5.20833333             317,708.33
              4.     Class A-4                5.30833333             212,333.33
              5.     Class A-5                5.45833333              81,875.00
              6.     Class A-6                5.55833333              83,375.00
              7.     Class A-7                5.79166667             191,125.00
              8.     Class A-8                5.54166667             166,250.00
              9.     Class M-1                5.70833333             171,250.00
             10.     Class M-2                5.91666667             192,291.67
             11.     Class B-1                6.20833333             139,687.50
             12.     Class B-2                7.31666667              36,583.33
                                                             ------------------
                                                                   2,073,642.53

      Variable Rate Group

             1.     Class A-9   @ applicable rate                    385,987.46

      Variable Rate Group Interest Carry Forward
       Amount

             1.     Class A-9                             0.00

      Variable Rate Group Interest Distribution
       Amount
                                            Per $ 1,000
                                        ------------------
             1.     Class A-9                4.28874956              385,987.46

VI    Monthly Excess Cashflow

          (a)  Monthly Excess Interest Amount                      1,938,352.11
          (b)  Overcollateralization Release Amount                        0.00
                                                             ------------------

              Total Monthly Excess Cashflow Amount                 1,938,352.11



VII   Credit Enhancement Information

         (a)  Senior Enhancement Percentage      21.51%

         (b)  Specified Senior Enhancement
               Percentage                        40.70%

         (c)  Overcollateralization Amount:

           1.    Opening Overcollateralization Amount              8,172,998.84
           2.    Ending Overcollateralization Amount               9,914,467.56
           3.    Targeted Overcollateralization Amount            11,750,000.00
           4.    Overcollateralization Deficiency Amount           3,577,001.16
           5.    Overcollateralization Release Amount                      0.00


VIII  Trigger Information

    1.  (a)  Delinquency Trigger percentage            2.40%
        (b)  Delinquency Trigger in effect ?             NO

    2.  (a)  Cummulative Realized Loss Trigger
              Event in effect ?                          NO
        (b)  Cummulative Realized Loss Termination
              Event in effect ?                          NO



IX    Pool Information                            No.               Amount
                                                -----        ------------------

        (a)  Closing Mortgage Loan Principal
              Balance:
               1.  Fixed Rate Group             7959             380,550,191.48
               2.  Variable Rate Group           975              83,929,809.68

        (b)  Weighted Average Mortgage Rate:
               1.  Fixed Rate Group                                      10.920%
               2.  Variable Rate Group                                    9.599%

        (c)  Weighted Average Remaining Maturity:
               1.  Fixed Rate Group                                      232.68
               2.  Variable Rate Group                                   340.61

        (d)  Weighted Average Original Maturity:
               1.  Fixed Rate Group                                      240.34
               2.  Variable Rate Group                                   347.05


X     Delinquency Information                      No.     %         Amount
                                              -------------------------------

      A.  Fixed Rate Group:
          (a)  Delinquent Contracts:
                 1.    31 - 59 Day Accounts      295     3.80%    14,453,101.23
                 2.    60 - 89 Day Accounts       92     1.16%     4,429,970.45
                 3.    90 - 119 Day Accounts      38     0.49%     1,853,511.67
                 4.    120 +  Day Accounts        53     0.81%     3,082,382.18

          (b)  Mortgage Loans - In Foreclosure    21     0.28%     1,073,346.85
          (c)  REO Property Accounts               0     0.00%             0.00

      B.  Variable Rate Group:
          (a)  Delinquent Contracts:
                    1.    31 - 59 Day Accounts    60     4.89%     4,105,889.67
                    2.    60 - 89 Day Accounts    12     1.02%       858,545.84
                    3.    90 - 119 Day Accounts    4     0.40%       335,432.50
                    4.    120 +  Day Accounts      7     0.68%       568,092.33

          (b)  Mortgage Loans - In Foreclosure     4     0.37%       307,032.21
          (c)  REO Property Accounts               0     0.00%             0.00

      C.  Total For All Groups:
          (a)  Delinquent Contracts:
                 1.    31 - 59 Day Account       355     4.00%    18,558,990.90
                 2.    60 - 89 Day Accounts      104     1.14%     5,288,516.29
                 3.    90 - 119 Day Accounts      42     0.47%     2,188,944.17
                 4.    120 +  Day Accounts        60     0.79%     3,650,474.51

          (b)  Mortgage Loans - In Foreclosure    25     0.30%     1,380,379.06
          (c)  REO Property Accounts               0     0.00%             0.00



XI    Realized Losses                             No.               Amount
                                                -----        ------------------

   1.   (a)  Gross Realized Losses during
              the period                          0                        0.00

        (b)  Net Realized Losses during the
              period                                                       0.00

        (c)  Cummulative Gross Realized Losses    0                        0.00

        (d)  Cummulative Net Realized Losses                               0.00

        (e)  Applied Realized Loss Amount                                  0.00


   2.   (a)  Class M-1 Realized Loss Amortization Amount                   0.00

        (b)  Class M-1 Unpaid Realized Loss Amount                         0.00


   3.   (a)  Class M-2 Realized Loss Amortization Amount                   0.00

        (b)  Class M-2 Unpaid Realized Loss Amount                         0.00


   4.   (a)  Class B-1 Realized Loss Amortization Amount                   0.00

        (b)  Class B-1 Unpaid Realized Loss Amount                         0.00


   5.   (a)  Class B-2 Realized Loss Amortization Amount                   0.00

        (b)  Class B-2 Unpaid Realized Loss Amount                         0.00



XII   Miscellaneous Information

   1.   (a)  Monthly Master Servicer Fee                             196,883.39

        (b)  Amount of prior unpaid Master
              Servicing Fees paid with this
              distribution                                                 0.00

        (c)  Total Master Servicing Fees paid
              with this distribution                                 196,883.39

        (d)  Amount of unpaid Master Servicing Fees
              as of this distribution                                      0.00

    2.  (a)  Opening Master Servicer Advance Balance               1,606,206.13

        (b)  Current Advance (exclusive of Compensating Interest)    642,025.76

        (c)  Reimbursement of prior Master Servicer Advances        (254,429.96)
                                                             ------------------

        (d)  Ending Master Servicer Advance Balance                1,993,801.93



      3.   Current period Compensating Interest                        1,303.42


      4.   (a)  Stepdown Date in effect ?                    NO